                                                                    Exhibit 10.2


      AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of July 24, 2002, by and among:

         (1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the "Borrower"),

         (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (together with the Borrower, the "Loan Parties"),

         (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation, WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Blue Ridge, and Lloyds TSB Bank plc, in its capacity as a Liquidity Bank to Blue Ridge,

         (4) La Fayette Asset Securitization LLC, a Delaware limited liability company (together with its successors, "La Fayette"), ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation, and Credit Lyonnais New York Branch, in its capacity as a Liquidity Bank to Atlantic and hereafter, to La Fayette,

         (5) WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Blue Ridge Group, and Credit Lyonnais New York Branch, in its capacity as agent for the Atlantic Group and as agent for the La Fayette Group (in such latter capacity, together with its successors in such latter capacity, the "La Fayette Agent" or a "Co-Agent"), and

         (6) WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Blue Ridge Group, the Atlantic Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the "Administrative Agent" and together with each of the Co-Agents, the "Agents"), with respect to that certain Amended and Restated Credit and Security Agreement dated as of September 28, 2001, by and among the parties hereto other than La Fayette and the La Fayette Agent (as heretofore amended, the "Existing Agreement" which, as amended hereby, is hereinafter referred to as the "Agreement").

         Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

                          W I T N E S S E T H :

         WHEREAS, simultaneously herewith, Atlantic is assigning all of its rights and obligations under the Existing Agreement to La Fayette; and

         WHEREAS, to reflect such assignment, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1. Amendments to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

         1.1. The definition of "Atlantic Liquidity Agreement" is hereby deleted in its entirety from Annex A to the Existing Agreement and the following new definition is hereby added to such Annex A in its appropriate alphabetical order:

         "La Fayette Liquidity Agreement" means the Liquidity Asset Purchase Agreement dated as of July 24, 2002 among La Fayette, the La Fayette Agent, and the La Fayette Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

         1.2. Replace all references in the Existing Agreement (and in all Annexes, Exhibits and Schedules thereto) to the term in the left-hand column in the table below with the term opposite such term in the right-hand column:

--------------------------------------------------------------------------------------
       Term to be Replaced                             Replacement Term

--------------------------------------------------------------------------------------
"Atlantic Asset Securitization Corp."        "La Fayette Asset Securitization LLC"

--------------------------------------------------------------------------------------
"Atlantic Agent"                             "La Fayette Agent"

--------------------------------------------------------------------------------------
"Atlantic Group"                             "La Fayette Group"

--------------------------------------------------------------------------------------
"Atlantic"                                   "La Fayette"

--------------------------------------------------------------------------------------
"Atlantic Allocation Limit"                  "La Fayette Allocation Limit"

--------------------------------------------------------------------------------------
"Atlantic Fee Letter"                        "La Fayette Fee Letter"

--------------------------------------------------------------------------------------
"Atlantic Liquidity Agreement"               "La Fayette Liquidity Agreement"

--------------------------------------------------------------------------------------
"Atlantic Liquidity Bank"                    "La Fayette Liquidity Bank"

--------------------------------------------------------------------------------------
"Wachovia Bank, N.A."                        "Wachovia Bank, National Association"

--------------------------------------------------------------------------------------

         1.3. Section 4.1 of the Existing Agreement is hereby amended to provide that from and after the date of this Amendment, all fees that would otherwise be payable to Atlantic under what was formerly called the Atlantic Fee Letter and is now called the La Fayette Fee Letter shall henceforth be payable to La Fayette.

         1.4. Part E of Schedule 14.2 to the Existing Agreement is hereby amended to delete "Account #____________" where it appears and to substitute in lieu thereof "Account # __________".

         1.5. Upon effectiveness of this Amendment in accordance with Section 3 below, Atlantic shall cease to be a party to the Existing Agreement and all of Atlantic's rights and obligations under the Transaction Documents shall be automatically assumed by La Fayette.

         2. Representations.
            ----------------

         2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

         2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

         3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent (a) of a counterpart hereof duly executed by each of the parties hereto, and (b) confirmation from the La Fayette Agent that it has received the La Fayette Liquidity Agreement and that such agreement is in full force and effect.

         4. Miscellaneous.
            --------------

         4.1. Except as expressly amended hereby, the Existing Agreement and shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

         4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

         4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

         4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

         4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

         4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                         QUEST DIAGNOSTICS RECEIVABLES INC.

                         By:  __________________________________
                              Name:
                              Title:

                         QUEST DIAGNOSTICS INCORPORATED

                         By:  __________________________________
                              Name:
                              Title:

                         WACHOVIA BANK, NATIONAL ASSOCIATION, individually, as Administrative Agent and as Blue Ridge Agent

                         By:  __________________________________
                              Name:
                              Title:


                         BLUE RIDGE ASSET FUNDING CORPORATION

                         BY: WACHOVIA BANK, NATIONAL ASSOCIATION,
                             its attorney-in-fact

                         By:  __________________________________
                              Name:
                              Title:

                         ATLANTIC ASSET SECURITIZATION CORP.

                         By: Credit Lyonnais New York Branch.,
                         its attorney-in-fact

                         By:  _________________________________
                              Name:  Konstantina Kourmpetis
                              Title: Director


                         LA FAYETTE ASSET SECURITIZATION LLC

                         By:  La Fayette Member, Inc., as its sole member

                         By:  _________________________________
                              Name:  Konstantina Kourmpetis
                              Title: Director


                         Credit Lyonnais New York Branch,
                         individually and as Atlantic Agent and La Fayette Agent

                         By:  _________________________________
                              Name:  Konstantina Kourmpetis
                              Title: Director

                        LLOYDS TSB BANK PLC

                        By:  __________________________________
                             Name:
                             Title:

                        By:  __________________________________
                             Name:
                             Title: